As filed with the Securities and Exchange Commission on March 7, 2023.
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________________________________
FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
_________________________________________________________________
Axonics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	45-4744083
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(949) 396-6322
(Address of Principal Executive Offices) (Zip Code)
2018 Omnibus Incentive Plan
(Full title of the plan)
_________________________________________________________________
Raymond W. Cohen
Chief Executive Officer
Axonics Modulation Technologies, Inc.
26 Technology Drive
Irvine, California 92618
(949) 396-6322
(Name and address of agent for service) (Telephone number, including area code, of agent for service)
Copies to:

Michael A. Hedge K&L Gates LLP 1 Park Plaza Twelfth Floor Irvine, California 92614 (949) 253-0900
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b–2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
		Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

EXPLANATORY NOTE

This Registration Statement is being filed for the purpose of registering an additional 2,500,000 shares of common stock that are reserved for issuance under the 2018 Omnibus Incentive Plan. The Registrant previously filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-8 on November 5, 2018 (SEC File No. 333-228170) (the “Prior Registration Statement”), registering shares of Common Stock issuable under the 2018 Omnibus Incentive Plan. This Registration Statement relates to securities of the same class as those to which the Prior Registration Statement relates and is submitted in accordance with General Instruction E of Form S-8 regarding Registration of Additional Securities. Pursuant to General Instruction E of Form S-8, the contents of the Prior Registration Statement are incorporated herein by reference and made part of this Registration Statement which are being updated by this Registration Statement.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.
The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

Exhibit No.	Description
4.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on November 5, 2018).
4.2
Certificate of Amendment of Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on April 1, 2022).

4.3	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on November 5, 2018).
4.4
Specimen certificate evidencing shares of common stock of the Registrant (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-227732), filed with the Commission on October 5, 2018).

5.1	Opinion of K&L Gates LLP.
23.1	Consent of BDO USA, LLP, an independent registered public accounting firm.
23.2	Consent of K&L Gates LLP (included as part of Exhibit 5.1).
24.1	Power of Attorney (included on signature page hereto).
99.1
2018 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.8 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-227732), filed with the Commission on October 22, 2018).

99.2
Form of Option Award Agreement under 2018 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.9 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-227732), filed with the Commission on October 22, 2018).

99.3
Form of Restricted Shares Award Agreement under 2018 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.10 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-227732), filed with the Commission on October 22, 2018).

99.4
Form of RSU Award Agreement under 2018 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.11 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-227732), filed with the Commission on October 22, 2018).

99.5	First Amendment to The Axonics, Inc. 2018 Omnibus Incentive Plan (incorporated by reference to Exhibit C to Registrant's Definitive Proxy Statement Amendment filed with the SEC on May 13, 2022).
107	Filing fee table.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S‑8 and has duly caused this registration statement on Form S‑8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on March 7, 2023.

AXONICS, INC.
By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints, Raymond W. Cohen and Dan L. Dearen, and each of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Registration Statement.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
/s/ Raymond W. Cohen	Chief Executive Officer and Director	March 7, 2023
Raymond W. Cohen

/s/ Dan L. Dearen	President and Chief Financial Officer	March 7, 2023
Dan L. Dearen

/s/ Michael H. Carrel	Chairman of the Board	March 7, 2023
Michael H. Carrel

/s/ Jane E. Kiernan	Director	March 7, 2023
Jane E. Kiernan

/s/ Robert E. McNamara	Director	March 7, 2023
Robert E. McNamara

/s/ Nancy Snyderman, M.D., FACS	Director	March 7, 2023
Nancy Snyderman, M.D., FACS

/s/ David M. Demski	Director	March 7, 2023
David M. Demski

/s/ Esteban López	Director	March 7, 2023
Esteban López, M.D.

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on November 5, 2018).
4.2
Certificate of Amendment of Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on April 1, 2022).

4.3	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on November 5, 2018).
4.4
Specimen certificate evidencing shares of common stock of the Registrant (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-227732), filed with the Commission on October 5, 2018).

5.1	Opinion of K&L Gates LLP.
23.1	Consent of BDO USA, LLP, an independent registered public accounting firm.
23.2	Consent of K&L Gates LLP (included as part of Exhibit 5.1).
24.1	Power of Attorney (included on signature page hereto).
99.1
2018 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.8 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-227732), filed with the Commission on October 22, 2018).

99.2
Form of Option Award Agreement under 2018 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.9 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-227732), filed with the Commission on October 22, 2018).

99.3
Form of Restricted Shares Award Agreement under 2018 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.10 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-227732), filed with the Commission on October 22, 2018).

99.4
Form of RSU Award Agreement under 2018 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.11 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-227732), filed with the Commission on October 22, 2018).

99.5	First Amendment to The Axonics, Inc. 2018 Omnibus Incentive Plan (incorporated by reference to Exhibit C to Registrant's Definitive Proxy Statement Amendment filed with the SEC on May 13, 2022).
107	Filing fee table.